UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2012

LITHIUM TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10446	13-3411148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

10379B Democracy Lane, Fairfax, Virginia	22030
(Address of Principal Executive Offices)	(Zip Code)

Our telephone number, including area code: (571) 207-9058

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On March 31, 2012 The Company entered into a Second Amendment to the Securities Purchase Agreement (the “Second Amendment”) between Lithium Technology Corporation (“LTC”) and Cicco Holding AG (“Cicco”) dated March 30, 2011. The Second Amendment extends the period during which Cicco may fund the Commitment Amount (as such term is defined in the Securities Purchase Agreement) under the Note(s) by four weeks, until April 27, 2012. A copy of the Amendment is attached as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

99.1           Second Amendment To Securities Purchase Agreement dated March 31, 2012 between Lithium Technology Corporation and Cicco Holding AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2012

LITHIUM TECHNOLOGY CORPORATION
(Registrant)

By:	/s/ Martin Koster
Name:	Martin Koster
Title:	Chief Executive Officer